UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2011   (March 16, 2011)

CHINA FIRE & SECURITY GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	000-50491	651193022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B-2508 TYG Center, C2 Dongsanhuanbeilu, Chaoyang District, Beijing 100027, People's Republic of China
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (86-10) 8441 7400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 16, 2011, China Fire and Security Group, Inc. (the "Company") announced its financial results for the three and twelve months ended December 31, 2010. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the "Form 8-K") and is incorporated herein by reference.

The information contained in this Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein or in exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 7.01. Regulation FD Disclosure.

On March 16, 2011, the Company announced its financial results for the three and twelve months ended December 31, 2010. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information contained in this Form 8-K and the exhibits attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein or in exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is furnished as part of this report:

99.1     Press Release of China Fire & Security Group, Inc. dated March 16, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA FIRE & SECURITY GROUP, INC. (Registrant)
March 21, 2011 (Date)	/s/ BRIAN LIN Brian Lin Chief Executive Officer

Exhibit Index
99.1	Press release dated March 16, 2011